UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
_______________________
Date of Report:  June 15, 2012  (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 101, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.07.  Submission of Matters to a Vote of Security Holders.

Annual Meeting of Stockholders

(a)        Our Annual Meeting of Stockholders was held on June 15, 2012 with a quorum in attendance.

(b)        At the Annual Meeting, stockholders elected our nominee for Class III Director and ratified the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2012.  The certified results of the matters voted upon at the meeting, which are more fully described in our Proxy Statement, are as follows:

Proposal 1: Proposal to Elect a Class III Director For Term Expiring in Year 2015:

	Number of Shares
Nominee Name	For	Withheld	Broker Non-Votes
Elwood D. Howse, Jr.	11,506,853	2,069,733	18,260,885

Proposal 2: Proposal to Ratify the Appointment of Moss Adams LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2012

Number of Shares
For	Against	Abstain

35,545,382	792,341	23,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE THERAPEUTICS CORP.

Dated: June 18, 2012	/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman